UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 4, 2022, M&T Bank Corporation (“M&T”) filed a Current Report on Form 8-K (the “Original Report”) to report that, effective as of April 1, 2022, M&T completed its acquisition of People’s United Financial, Inc. (“People’s United”) pursuant to the Agreement and Plan of Merger, dated February 21, 2021, as amended, by and among M&T, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T (“Merger Sub”), and People’s United. At the closing, Merger Sub merged with and into People’s United, with People’s United as the surviving entity (the “Merger”). Following the Merger, People’s United merged with and into M&T, with M&T as the surviving entity.

This amendment to the Original Report (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that M&T and People’s United would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of People’s United as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of M&T as of December 31, 2021, giving effect to the Merger as if it had been completed on December 31, 2021, and the unaudited pro forma combined condensed income statement of M&T for the fiscal year ended December 31, 2021, giving effect to the Merger as if it had been completed on January 1, 2021, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

23.1	Consent of KPMG LLP

99.1	Audited consolidated financial statements of People’s United Financial, Inc. as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020 and 2019, and the notes related thereto.

99.2	Unaudited pro forma combined condensed balance sheet of M&T as of December 31, 2021, giving effect to the Merger as if it had been completed on December 31, 2021, and the unaudited pro forma combined condensed income statement of M&T for the fiscal year ended December 31, 2021, giving effect to the Merger as if it had been completed on January 1, 2021, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By	/s/ Darren J. King
Name:	Darren J. King
Title:	Senior Executive Vice President and Chief Financial Officer

Date: June 10, 2022

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